Exhibit 10.56

FOURTH AMENDMENT TO THE
TRUIST FINANCIAL CORPORATION 401(K) SAVINGS PLAN
(August 1, 2020 Restatement)

WHEREAS, the Truist Financial Corporation Pension Plan (the "Plan"), formerly named the BB&T Corporation 401(k) Savings Plan, was originally adopted effective as of July 1, 1982;
WHEREAS, the Plan was most recently restated effective as of August 1, 2020;

WHEREAS, under Section 9.3 of the Plan, an officer who is an Executive Manager of the Company has the authority to amend the Plan to, among other things, provide for the merger of another plan into the Plan, and make any other amendment if the financial impact on the Company of such amendment is below the Sarbanes Oxley materiality threshold as determined by the Company's Chief Financial Officer (or officer with similar authority);
WHEREAS, the Company has acquired Constellation Affiliated Partners and Kensington Vanguard Holdings, LLC, and desires to merge the plans sponsored by both acquired companies into the Plan,
WHEREAS, it has been determined that the financial impact on the Company of this amendment is below the Sarbanes Oxley materiality threshold; and
WHEREAS, the amended provisions herein that have a retroactive effective date, are adopted in accordance with Revenue Procedure 2021-30, section 4.05(2).
NOW, THEREFORE, effective as provided below, the Plan is hereby amended in the respects hereinafter set forth:
1.Effective July 1, 2021 a new Section 6 is added to Exhibit C of the Plan, to read as follows:
6.Merger of Coastal Insurance Underwriters, Inc. 401(k) Profit Sharing Plan. Effective as of December 21, 2021, the assets and liabilities of the Coastal Insurance Underwriters 401(k), Inc. Profit Sharing Plan (the "Coastal Insurance Plan") shall be merged into the Plan. The merger shall satisfy the requirements of Section 414(1) of the Code and Section 12.3 of the plan. The assets of the Coastal Insurance Plan (the "transferred amounts") shall be transferred to the Trustee and merged with the Plan as soon as administratively feasible on or after such date.
6.1Allocation of Transferred Amounts: The transferred amounts representing a participant's before-tax contributions, Roth deferral contributions, matching contributions, rollover contributions and employer nonelective contributions, and earnings thereon, shall be allocated to the participant's respective accounts in the

1

plan or allocated to separate accounts, in the Committee's sole discretion. The transferred amounts will be invested in the same investment funds in which they are invested under the Coastal Insurance Plan prior to the merger until the participant elects otherwise in accordance with Section 7.
6.2Eligibility: The Coastal Insurance Plan's sponsor was purchased by the Company on July 1, 2021. Any Coastal Insurance Plan participants who were active employees of Coastal Insurance Underwriters, Inc. became Company employees eligible to participate in this Plan as of July 1, 2021. Any Coastal Insurance Plan participant, who (1) is not already a participant in the Plan, and (2) has an account balance under the Coastal Insurance Plan as of the close of business on June 30, 2021, shall become a participant in the plan as of the open of business on July 1, 2021 with regard to such transferred amounts. With regard to eligibility for future contributions under the Plan, service credited under the Coastal Insurance Plan shall be taken into account, as provided in Section 1.42.
6.3Loans: Any loan outstanding under the Coastal Insurance Plan as of June 30, 2021 shall be transferred to the plan and treated as a loan under Section 4.4, subject to the existing repayment terms. After the transfer, transferred amounts shall be eligible for loans in accordance with Section 4.4.
6.4Vesting: All transferred amounts shall be fully vested.

6.5Distributions Prior to Termination from Service: Generally, transferred amounts are subject to the pre-termination distribution provisions in Section 4.
6.6Distributions On or After Termination from Service: Generally, transferred amounts are subject to the post-termination from service distribution provisions in Section 5.
2.Effective July 1, 2021, a new Section 7 is added to Exhibit C of the Plan, to read as follows:
7.Merger of Constellation Affiliated Partners 401(k) Profit Sharing Plan and Trust. Effective as of November 18, 2021, the assets and liabilities of the Constellation Affiliated Partners 401(k) Profit Sharing Plan and Trust (the "Constellation PS Plan") shall be merged into the Plan. The merger shall satisfy the requirements of Section 414(1) of the Code and Section 12.3 of the plan. The assets of the Constellation PS Plan (the "transferred amounts") shall be transferred to the Trustee and merged with the Plan as soon as administratively feasible on or after such date.

2

7.1Allocation of Transferred Amounts: The transferred amounts representing a participant's before-tax contributions, Roth deferral contributions, matching contributions, rollover contributions and employer nonelective contributions, and earnings thereon, shall be allocated to the participant's respective accounts in the plan or allocated to separate accounts, in the Committee's sole discretion. The transferred amounts will be invested in the same investment funds in which they are invested under the Constellation PS Plan prior to the merger until the participant elects otherwise in accordance with Section 7.
7.2Eligibility: The Constellation PS Plan's sponsor was purchased by the Company on July 1, 2021. Any Constellation PS Plan participants who were active employees of Constellation Affiliated Partners, became Company employees eligible to participate in this Plan as of July 1, 2021. Any Constellation PS Plan participant, who (1) is not already a participant in the Plan, and (2) has an account balance under the Constellation PS Plan as of the close of business on June 30, 2021, shall become a participant in the plan as of the open of business on July 1, 2021 with regard to such transferred amounts. With regard to eligibility for future contributions under the Plan, service credited under the Constellation PS Plan shall be taken into account, as provided in Section 1.42.
7.3Loans: Any loan outstanding under the Constellation PS Plan as of June 2, 2021 shall be transferred to the plan and treated as a loan under Section 4.4, subject to the existing repayment terms. After the transfer, transferred amounts shall be eligible for loans in accordance with Section 4.4.

7.4Vesting: All transferred amounts shall be fully vested.

7.5Distributions Prior to Termination from Service: Generally, transferred amounts are subject to the pre-termination distribution provisions in Section 4.
7.6Distributions On or After Termination from Service: Generally, transferred amounts are subject to the post-termination from service distribution provisions in Section 5.
3.Effective July 1, 2021 a new Section 8 is added to Exhibit C of the Plan, to read as follows:

8.Merger of Constellation Affiliated Partners 401(k) Plan. Effective as of January 10, 2022, the assets and liabilities of the Constellation Affiliated Partners 401(k) Plan (the "Constellation 401(k) Plan") shall be merged into the Plan. The merger shall satisfy the requirements of Section 414(1) of the Code and Section 12.3 of the plan. The assets of the Constellation 401(k) Plan (the "transferred amounts") shall be

3

transferred to the Trustee and merged with the Plan as soon as administratively feasible on or after such date.
8.1Allocation of Transferred Amounts: The transferred amounts representing a participant's before-tax contributions, Roth deferral contributions, matching contributions, rollover contributions and employer nonelective contributions, and earnings thereon, shall be allocated to the participant's respective accounts in the plan or allocated to separate accounts, in the Committee's sole discretion. The transferred amounts will be invested in the same investment funds in which they are invested under the Constellation 401(k) Plan prior to the merger until the participant elects otherwise in accordance with Section 7.
8.2Eligibility: The Constellation 401(k) Plan's sponsor was purchased by the Company on July 1, 2021. Any Constellation 401(k) Plan participants who were active employees of Constellation Affiliated Partners, became Company employees eligible to participate in this Plan as of July 1, 2021. Any Constellation 401(k) Plan participant, who (1) is not already a participant in the Plan, and (2) has an account balance under the Constellation 401(k) Plan as of the close of business on June 30, 2021, shall become a participant in the plan as of the open of business on July 1, 2021 with regard to such transferred amounts. With regard to eligibility for future contributions under the Plan, service credited under the Constellation 401(k) Plan shall be taken into account, as provided in Section 1.42.
8.3Loans: Any loan outstanding under the Constellation 401(k) Plan as of June 30, 2021 shall be transferred to the plan and treated as a loan under Section 4.4, subject to the existing repayment terms. After the transfer, transferred amounts shall be eligible for loans in accordance with Section 4.4.
8.4Vesting: All transferred amounts shall be fully vested.

8.5Distributions Prior to Termination from Service: Generally, transferred amounts are subject to the pre-termination distribution provisions in Section 4.
8.6Distributions On or After Termination from Service: Generally, transferred amounts are subject to the post-termination from service distribution provisions in Section 5.
4.Effective March 1, 2022 a new Section 9 is added to Exhibit C of the Plan, to read as follows:

9.    Merger of Kensington Vanguard Holdings, LLC Profit Sharing Plan.
Effective as of August 29, 2022, the assets and liabilities of the Kensington Vanguard

4

Holdings, LLC Profit Sharing Plan (the "Kensington Plan") shall be merged into the Plan. The merger shall satisfy the requirements of Section 414(1) of the Code and Section
12.3 of the plan. The assets of the Kensington Plan (the "transferred amounts") shall be transferred to the Trustee and merged with the Plan as soon as administratively feasible on or after such date.
9.1Allocation of Transferred Amounts: The transferred amounts representing a participant's before-tax contributions, Roth deferral contributions, matching contributions, rollover contributions and employer nonelective contributions, and earnings thereon, shall be allocated to the participant's respective accounts in the plan or allocated to separate accounts, in the Committee's sole discretion. The transferred amounts will be invested in the same investment funds in which they are invested under the Kensington Plan prior to the merger until the participant elects otherwise in accordance with Section 7.
9.2Eligibility: The Kensington Plan's sponsor was purchased by the Company on March 1, 2022. Any Kensington Plan participants who were active employees of Kensington Vanguard Holdings, LLC, became Company employees eligible to participate in this Plan as of March 1, 2022. Any Kensington Plan participant, who (1) is not already a participant in the Plan, and (2) has an account balance under the Kensington Plan as of the close of business on February 28, 2022, shall become a participant in the plan as of the open of business on March 1, 2022 with regard to such transferred amounts. With regard to eligibility for future contributions under the Plan, service credited under the Kensington Plan shall be taken into account, as provided in Section 1.42.
9.3Loans: Any loan outstanding under the Kensington Plan as of February 28, 2022 shall be transferred to the plan and treated as a loan under Section 4.4, subject to the existing repayment terms. After the transfer, transferred amounts shall be eligible for loans in accordance with Section 4.4.

9.4Vesting: All transferred amounts shall be fully vested.

9.5Distributions Prior to Termination from Service: Generally, transferred amounts are subject to the pre-termination distribution provisions in Section 4.
9.6Distributions On or After Termination from Service: Generally, transferred amounts are subject to the post-termination from service distribution provisions in Section 5.

Executed on this 31 day of December, 2022.

5

TRUIST FINANCIAL CORPORATION

By:    /s/ Ellen M. Fitzsimmons

Title:    Chief Legal Officer and Head of Public Affairs

6